UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 2, 2022
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RINGCENTRAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36089	94-3322844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
20 Davis Drive, Belmont, CA 94002
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (650) 472-4100
(Former name or former address, if changed since last report)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	RNG	New York Stock Exchange
par value $0.0001
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.08 Shareholder Director Nominations.
The information contained in Item 8.01 is incorporated herein by reference.
Item 8.01 Other Events.
Date of Annual Meeting of Stockholders
The board of directors of RingCentral, Inc. (the “Company”) has scheduled the Company’s Annual Meeting of Stockholders (the “2022 Annual Meeting”) for December 15, 2022. Because the date of the 2022 Annual Meeting will be more than 30 days after the anniversary of the Company’s prior annual meeting of stockholders, the deadlines for any stockholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and for any stockholder nomination or proposal outside of Rule 14a-8 have been adjusted.
In accordance with Rule 14a-5(f) under the Exchange Act, the Company has determined that proposals to be considered for inclusion in the Company’s proxy statement for the 2022 Annual Meeting made pursuant to Rule 14a-8 under the Exchange Act must be received by the Company at its principal executive offices before 5:00 p.m., Pacific time, on November 13, 2022. In order for a stockholder proposal made outside of Rule 14a-8 under the Exchange Act or the nomination of a candidate for director to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act in respect of the 2022 Annual Meeting, such proposal or nomination must be received by the Company at its principal executive offices before 5:00 p.m., Pacific time, on November 13, 2022, and be in compliance with the Company’s bylaws and, if applicable, Rule 14a-19 under the Exchange Act.
All proposals and nominations should be sent to the Company’s Secretary at the Company’s principal executive office: RingCentral, Inc., Attention: Corporate Secretary, 20 Davis Drive, Belmont, California 94002, or by email to: ir@ringcentral.com.
Item 9.01 Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit	Description
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 3, 2022

RINGCENTRAL, INC.

By:	/s/ John Marlow
Name:	John Marlow
Title:	Chief Administrative Officer